UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 28, 2016 (September 27, 2016)

HCP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices, including zip code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreements.

On September 27, 2016, HCP, Inc., a Maryland corporation (the “Company”), entered into Amendment No. 5 to Credit Agreement (“Amendment No. 5”), by and among the Company, the lenders referred to therein and Bank of America, N.A., as administrative agent (the “Administrative Agent”), amending the Credit Agreement, dated as of March 11, 2011 (the “Original Credit Agreement”), by and among the Company, the lenders referred to therein and the Administrative Agent, as amended by Amendment No. 1 to Credit Agreement dated as of March 27, 2012, Amendment No. 2 to Credit Agreement, dated as of May 7, 2013, Amendment No. 3 to Credit Agreement dated as of March 21, 2014 and Amendment No. 4 to Credit Agreement dated as of November 24, 2014 (the “Credit Agreement,” and, as further amended by Amendment No. 5, the “Amended Credit Agreement”).  On September 27, 2016, the Company also entered into similar amendments with respect to its term loan agreements dated July 30, 2012 and January 12, 2015.

Amendment No. 5 has been entered into in connection with the previously announced spin-off of the Company’s HCR ManorCare portfolio of skilled nursing and assisted living assets, as well as certain other assets, into an independent, publicly-traded company, Quality Care Properties, Inc. (“QCP”). Upon completion of the planned spin-off, HCP shareholders will receive shares of QCP via a pro rata special distribution (the “QCP Distribution”).

Each of the amendments, among other things, will decrease the minimum consolidated net worth test of the Company and its subsidiaries from $9.5 billion to $6.5 billion following the QCP Distribution. If the QCP Distribution does not occur, the minimum consolidated net worth test of the Company and its subsidiaries will remain at $9.5 billion.

Certain of the lenders party to Amendment No. 5 and their respective affiliates engage in financial advisory, investment banking, commercial banking or other transactions of a financial nature with the Company and its subsidiaries from time to time, including the provision of advisory services for which they receive certain fees, expense reimbursements or other payments.

The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 5, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company filed with the Securities and Exchange Commission the Original 2011 Credit Agreement as Exhibit 10.1 to the Company’s Current Report on Form 8-K on March 15, 2011, Amendment No. 1 as Exhibit 10.1 to the Company’s Current Report on Form 8-K on March 29, 2012, Amendment No. 2 as Exhibit 10.4 on the Company’s Quarterly Report on Form 10-Q on August 2, 2013, Amendment No. 3 as Exhibit  10.1 on the Company’s Current Report on Form 8-K on March 31, 2014 and Amendment No. 4 as Exhibit 10.19.4 on the Company’s Annual Report on Form 10-K on February 10, 2015, each of which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibit is being filed herewith:

No.	Description
10.1	Amendment No. 5 to Credit Agreement, dated September 27, 2016, by and among the Company, the lenders referred to therein, and Bank of America, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2016	HCP, Inc.
(Registrant)

	By:	/s/ Troy E. McHenry
Troy E. McHenry
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

No.	Description
10.1	Amendment No. 5 to Credit Agreement, dated September 27, 2016, by and among the Company, the lenders referred to therein, and Bank of America, N.A., as administrative agent.